EXHIBIT 10.2

CONFIDENTIAL TREATMENT REQUESTED – CONFIDENTIAL PORTIONS OF THIS DOCUMENT HAVE BEEN REDACTED AND HAVE BEEN SEPARATELY FILED WITH THE COMMISSION. THE OMITTED PORTIONS HAVE BEEN REPLACED WITH “[***].”

Change Management Form #6
to Statement of Work #3

Statements of Work (“SOW”): Support.com, Inc. (“Vendor”) Xfinity Home Remote Support, SOW #3 dated March 21, 2014 (“SOW #3”), under Master Services Handling Agreement dated October 1, 2013.	PCR No.:
Originator: Joy Park	Date: April 6, 2015
Department: NCO	Phone #: [***]	Title: Vice President
Locations Impacted: Work From Home Agents
Requested Implementation Date: April 22, 2015
Estimated Hours: (LOE)	X Billable ☐Non-Billable	Billing Rate/Hour: See below
Fixed Fee Cost (if applicable) – N/A
Type of Change: Comcast and Vendor agree to revise SOW #3 as set forth below. Unless specifically provided in this Change Management Form, all other terms of SOW #3 remain unchanged.
Scope of Change:	☒Minor (Anything within current contract)	☐Major (may require contract amendment) MUST BE REVIEWED BY Business and/or P&L Owner
Area(s) of Change
Accounting/Payroll	Network
Data Processing	Resource Planning
General Facilities	Quality Assurance
Human Resources	Telecom
IT/BI	Training
Operations	Recruiting
Other: Scope of Services, Hours of Operations

The parties for good and valuable consideration, the receipt of which is hereby acknowledged, hereby agree to amend SOW #3 as follows:

1.	Section 1.1(c) titled “Language Support” is hereby deleted in its entirety and is replaced with the following:

(c)  Language Support – Vendor shall provide the Services in English and shall maintain the capacity to provide Services to at least [***]of all calls in Spanish unless otherwise agreed to in writing by the parties through the Change Management process (as defined in Section 13 below).

2.	Section 6.4(b) titled “Hours of Operations” is hereby deleted in its entirety and is replaced with the following:

(b)  Unless otherwise expressly provided herein, Services will be provided to Comcast 24 x 7 (Sunday through Saturday) in English; and 6:00 AM through 11:00 PM MST (Sunday through Saturday) with additional Spanish support (the “Operation Hours”) as forecasted.  Notwithstanding the foregoing, Comcast may revise the Operation Hours by providing Vendor with fifteen (15) days prior written notice.  Comcast may revise the foregoing Operation Hours to required staffing needs during the ramp-up period.

3.	Section 8.3 titled “Overtime Rate” is amended to include the following rate table:

Designated Facility (all WFH & CSR Type)	Spanish Productive Hour Rate	Spanish Overtime Hour Rate	Spanish Training Hour Rate
CSR Repair Agent	[***]	[***]	[***]

Comcast Authorization
Comcast Representative’s Signature                                                                _/s/ Joy Park____________________________________________________________________

Print Name_Joy Park_______________________                                                                                         Date_4/6/15______________________________________________

Support.com Authorization
Support.com Representative’s Signature__/s/ Greg Wrenn___________________________________________________________________

Print Name                                _Greg Wrenn_______________________                                                         Date_4/6/15_______________________________________________

*** CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE COMMISSION ***